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                                                                    EXHIBIT 10.6

                       SECOND AMENDMENT TO PROMISSORY NOTE

         THIS SECOND AMENDMENT TO PROMISSORY NOTE (this "Second Amendment") is entered into as of the 1st day of October, 2002, by and between DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company (the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    RECITALS:

         A. The Borrower executed to the order of the Lender that certain Promissory Note dated June 4, 1999, in the principal amount of $12,770,000 as amended by that certain First Amendment to Promissory Note dated July 1, 2002 (the "Note"). Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Note.

         B. The Borrower has requested that the Lender extend the Maturity Date of the Note, and the Lender has agreed, upon certain conditions, one of which is the execution of this Second Amendment.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the Borrower and the Lender hereby amend the Note as follows:

         1. Section 4 of the Note, Maturity Date, is hereby amended to extend the Maturity Date from September 28, 2002, until December 1, 2002. All references in the Note to the "Maturity Date" are hereby amended to mean December 1, 2002.

         Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

         Notwithstanding the execution of this Second Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein, except as disclosed by Borrower and Diversicare Management Services Co. in that certain Quarterly Compliance Statement & Census Data report and that certain Compliance Certificate, each for the period ending June 30, 2002, dated August 13, 2002, and signed by Borrower's Chief Financial Officer and Executive Vice President.

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         IN WITNESS WHEREOF, the Borrower and Lender have caused this Second
Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                       BORROWER:

                                       DIVERSICARE ASSISTED LIVING SERVICES
                                       NC I, LLC, a Delaware limited liability
                                       company

                                       By:  Diversicare Assisted Living Services
                                       NC, LLC
                                       Its: Sole Member

                                       By: /S/ William R. Council, III
                                          --------------------------------------
                                               Name: William R. Council, III
                                               Title: Executive Vice President
                                               and Chief Financial Officer

                                       LENDER:

                                       GMAC COMMERCIAL MORTGAGE CORPORATION, a
                                       California corporation

                                       By: /S/ Laura McDonald
                                          --------------------------------------
                                       Its:
                                           -------------------------------------

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